Exhibit (a)(x) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 27
                                     to the
                               Amended & Restated
                              DECLARATION OF TRUST

                             Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

I. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

       Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

                          ALABAMA MUNICIPAL CASH TRUST
                          ARIZONA MUNICIPAL CASH TRUST
                          Institutional Service Shares
                        AUTOMATED CASH MANAGEMENT TRUST
                                 Cash II Shares
                                 Class K Shares
                          Institutional Service Shares
                       AUTOMATED GOVERNMENT CASH RESERVES
                        AUTOMATED GOVERNMENT MONEY TRUST
                        AUTOMATED TREASURY CASH RESERVES
                        CALIFORNIA MUNICIPAL CASH TRUST
                                 Cash II Shares
                               Cash Series Shares
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                        CONNECTICUT MUNICIPAL CASH TRUST
                               Cash Series Shares
                          Institutional Service Shares
                        FEDERATED CAPITAL RESERVES FUND
                       FEDERATED GOVERNMENT RESERVES FUND
                             FEDERATED MASTER TRUST
                           FEDERATED MUNICIPAL TRUST
                   FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
                            FEDERATED TAX-FREE TRUST
                          FLORIDA MUNICIPAL CASH TRUST
                                 Cash II Shares
                               Cash Series Shares
                              Institutional Shares
                          GEORGIA MUNICIPAL CASH TRUST

                          GOVERNMENT OBLIGATIONS FUND
                          Institutional Capital Shares
                              Institutional Shares
                          Institutional Service Shares
                                  Trust Shares
                    GOVERNMENT OBLIGATIONS TAX MANAGED FUND
                              Institutional Shares
                          Institutional Service Shares
                   LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class F Shares
                               LIQUID CASH TRUST
                         MARYLAND MUNICIPAL CASH TRUST
                       MASSACHUSETTS MUNICIPAL CASH TRUST
                               Cash Series Shares
                          Institutional Service Shares
                         MICHIGAN MUNICIPAL CASH TRUST
                          Institutional Service Shares
                              Institutional Shares
                         MINNESOTA MUNICIPAL CASH TRUST
                               Cash Series Shares
                              Institutional Shares
                            MONEY MARKET MANAGEMENT
                           MUNICIPAL OBLIGATIONS FUND
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                        NEW JERSEY MUNICIPAL CASH TRUST
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares
                         NEW YORK MUNICIPAL CASH TRUST
                                 Cash II Shares
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares
                      NORTH CAROLINA MUNICIPAL CASH TRUST
                           OHIO MUNICIPAL CASH TRUST
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares
                       PENNSYLVANIA MUNICIPAL CASH TRUST
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares
                          PRIME CASH OBLIGATIONS FUND
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                       PRIME MANAGEMENT OBLIGATIONS FUND
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                             PRIME OBLIGATIONS FUND
                              Institutional Shares
                          Institutional Service Shares
                                  Trust Shares
                          PRIME VALUE OBLIGATIONS FUND
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                           TAX-FREE INSTRUMENTS TRUST
                          Institutional Service Shares
                               Investment Shares
                           TAX-FREE OBLIGATIONS FUND
                              Institutional Shares
                          Institutional Service Shares
                           TREASURY OBLIGATIONS FUND
                              Institutional Shares
                          Institutional Service Shares
                          Institutional Capital Shares
                                  Trust Shares
                      TRUST FOR U.S. TREASURY OBLIGATIONS
                          U.S. TREASURY CASH RESERVES
                          Institutional Service Shares
                              Institutional Shares
                         VIRGINIA MUNICIPAL CASH TRUST
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares

       The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of August, 2006.

       WITNESS the due execution hereof this 17th day of August, 2006.


                                        /s/ J. Christopher Donahue
                                        J. Christopher Donahue
                                        Executive Vice President

                                                 Exhibit (a)(xi) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K



                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 28
                                     to the
                               Amended & Restated
                              DECLARATION OF TRUST

                             Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

I. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

       Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

                          ALABAMA MUNICIPAL CASH TRUST
                          ARIZONA MUNICIPAL CASH TRUST
                          Institutional Service Shares
                        AUTOMATED CASH MANAGEMENT TRUST
                                 Cash II Shares
                                 Class K Shares
                          Institutional Service Shares
                       AUTOMATED GOVERNMENT CASH RESERVES
                        AUTOMATED GOVERNMENT MONEY TRUST
                        CALIFORNIA MUNICIPAL CASH TRUST
                                 Cash II Shares
                               Cash Series Shares
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                        CONNECTICUT MUNICIPAL CASH TRUST
                               Cash Series Shares
                          Institutional Service Shares
                        FEDERATED CAPITAL RESERVES FUND
                       FEDERATED GOVERNMENT RESERVES FUND
                             FEDERATED MASTER TRUST
                           FEDERATED MUNICIPAL TRUST
                   FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
                            FEDERATED TAX-FREE TRUST
                          FLORIDA MUNICIPAL CASH TRUST
                                 Cash II Shares
                               Cash Series Shares
                              Institutional Shares
                          GEORGIA MUNICIPAL CASH TRUST
                          GOVERNMENT OBLIGATIONS FUND
                          Institutional Capital Shares
                              Institutional Shares
                          Institutional Service Shares
                                  Trust Shares

                    GOVERNMENT OBLIGATIONS TAX MANAGED FUND
                              Institutional Shares
                          Institutional Service Shares
                   LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class F Shares
                               LIQUID CASH TRUST
                         MARYLAND MUNICIPAL CASH TRUST
                       MASSACHUSETTS MUNICIPAL CASH TRUST
                               Cash Series Shares
                          Institutional Service Shares
                         MICHIGAN MUNICIPAL CASH TRUST
                          Institutional Service Shares
                              Institutional Shares
                         MINNESOTA MUNICIPAL CASH TRUST
                               Cash Series Shares
                              Institutional Shares
                            MONEY MARKET MANAGEMENT
                           MUNICIPAL OBLIGATIONS FUND
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                        NEW JERSEY MUNICIPAL CASH TRUST
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares
                         NEW YORK MUNICIPAL CASH TRUST
                                 Cash II Shares
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares
                      NORTH CAROLINA MUNICIPAL CASH TRUST
                           OHIO MUNICIPAL CASH TRUST
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares
                       PENNSYLVANIA MUNICIPAL CASH TRUST
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares
                          PRIME CASH OBLIGATIONS FUND
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                       PRIME MANAGEMENT OBLIGATIONS FUND
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                             PRIME OBLIGATIONS FUND
                              Institutional Shares
                          Institutional Service Shares
                                  Trust Shares
                          PRIME VALUE OBLIGATIONS FUND
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                           TAX-FREE INSTRUMENTS TRUST
                          Institutional Service Shares
                               Investment Shares
                           TAX-FREE OBLIGATIONS FUND
                              Institutional Shares
                          Institutional Service Shares
                           TREASURY OBLIGATIONS FUND
                              Institutional Shares
                          Institutional Service Shares
                          Institutional Capital Shares
                                  Trust Shares
                      TRUST FOR U.S. TREASURY OBLIGATIONS
                          U.S. TREASURY CASH RESERVES
                          Institutional Service Shares
                              Institutional Shares
                         VIRGINIA MUNICIPAL CASH TRUST
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares

       The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of May, 2006, to become effective on November 18, 2006.

       WITNESS the due execution hereof this 18th day of May, 2006.


                                        /s/ J. Christopher Donahue
                                        J. Christopher Donahue
                                        Executive Vice President